Investment, at Fair Value	9 Months Ended
Jul. 29, 2011
Investment At Fair Value [Abstract]
Investment, at Fair Value
13.	Investment, at Fair Value

On July 28, 2011, we purchased approximately 136.5 million shares of International Mining Machinery Holdings Ltd. (“IMM”) for $140.6 million.  These shares were purchased on the open market and represent 10.5% of the total outstanding shares.  The share purchase is in addition to the announcement on July 14, 2011 that we had agreed on July 11, 2011 to purchase approximately 41.1% of IMM's outstanding shares for approximately $585 million (U.S.) or HK$8.50 per share.  The July 11, 2011 purchase agreement is subject to approval from the Anti-monopoly Bureau of the Ministry of Commerce (“MOFCOM”) of the People's Republic of China.  Unrealized gains and losses arising from the revaluation of the current investment, net of applicable deferred income taxes, is carried in accumulated other comprehensive income (loss).  Upon obtaining approval from MOFCOM, we will apply the acquisition method of accounting re-measuring the preexisting interest at fair value with the resulting gain or loss recorded into earnings and we will be required to make an unconditional cash tender offer to purchase the remaining outstanding shares.